Exhibit 99.1

Investor PresentationMarch, 2022

Legal DisclaimerForward Looking StatementsCertain statements contained in this document that are not historical facts may constitute forward-looking statements within themeaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Act of1934, as amended (“Exchange Act”), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements, including deterioration in local economies or real estate markets or in the generaleconomy or financial markets, interest rate volatility, loss of deposits or changes in deposit mix, insufficient wholesale funding sources, competition from an ever-increasing array of financial service providers, and challenges from expansion, growth and acquisitions. For additional discussion of such factors, please see the Company’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. The Company is not undertaking an obligation to update forward-looking statements, even though its situation may change in the future, except as required under federal securities law.Non-GAAP Financial StatementsThis document contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided in the first quarter of earnings release, which can be found at www.bhbt.com/shareholder-relations. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP adjusted earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company’s GAAP financial information.The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including securities gains/losses, acquisition costs, restructuring costs, legal settlements, and system conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense. The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company’s performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community. 22

Overview of Bar Harbor Bank & Trust

BAR HARBOR BANKSHARES

Company Overview

- We strive to be one of the most profitable banks in New England; and to provide exceptional service to people, businesses and communities we serve
- Business overview
  - Over 50 locations spanning Northern New England[1]
  - $2.5 billion in AUM in wealth management and trust
  - Commercial LPO office in Portland, Maine
  - A second LPO is scheduled to open in Vermont
  - Diverse fee income sources have been developed
- Seasoned management team with strong market knowledge and industry experience
- Track record of generating growth
- Employee and customer experience is the foundation of superior performance, which leads to significant financial benefit to shareholders
- Strong commitment to risk management
- Continued commitment to expanding customer services and products, while growing and diversifying our non-interest income sources
- Investment in process, products, technology, training, leadership and infrastructure
- Expansion of the Company's brand and business to deepen market presence

Key Statistics as of December 31, 2021

Assets:	$3,709
Net Loans:	$2,509
Deposits:	$3,049
Shareholder Equity:	$424
NPAs / Total Assets:	0.27%
Employees (FTE):	423
Core Return on Average Assets[2]	1.07%
Core Return on Average Equity[2]	9.60%
Net Interest Margin[2]	2.79%

Market Data

Stock Price	$28.93
Market cap (MM)	$434
Price / LTM Core EPS	11.08x
Price / Tangible Book Value (Non GAAP)	146%
Dividend Yield	3.32%

Source: Company filings, includes banking, lending and wealth management service locations across ME, VT and NH
[1]Locations include banking, lending and wealth management services
[2]Ratios calculated on quarter-to-date basis

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Customers ∙Culture ∙Team

Positioned for Future Success52012 -2016Expanded key executives Acquired Border Trust Company (2012)Acquired Lake Sunapee Bank Group (2016) 2017 -2019Expanded key lending and retail executivesUpgraded core systemsExpanded treasury services BusinessExpanded footprint in critical Southern New Hampshire and Central Maine geographies 2020 and BeyondBranch acquisition and divestiture activitiesExecuted on several profitability initiativesFocusing on diversifying income and opportunistically position the balance sheetMerging wealth business & upgrading systems

Seasoned Management Team



Curtis C. Simard
President & Chief Executive Officer
- Joined as President and CEO of Bar Harbor Bank & Trust in June of 2013
- Served as Managing Director of Corporate Banking for TD Bank
- Over 25+ years of industry experience



Josephine Iannelli
EVP, Chief Financial Officer & Treasurer
- Joined in October of 2016
- Served as EVP, CFO & Treasurer of Berkshire Hills Bancorp as well as various management positions at PNC
- Over 25+ years of industry experience



Jennifer Svenson
SVP, Human Resources
- Joined in June of 2019
- Has over 30+ years of experience in human resources across various financial services industries



Marion Colombo
EVP, Director of Retail Delivery
- Joined in February of 2018
- Over 30+ years of experience, including Market President of Retail for TD Bank in Boston



John Mercier
EVP, Chief Lending Officer
- Joined in April of 2017
- Over 30+ years of experience in lending throughout the Northeast



John Williams
SVP, Chief Risk Officer
- Joined in December of 2014
- 9+ years in various risk management roles within banking



Jason Edgar
President Bar Harbor Trust Services and Charter Trust Company
- Joined in June of 2019
- Served as SVP, Director of Wealth Management at Berkshire Hills Bancorp and has over 20+ years industry experience



Joseph Scully
SVP, Chief Information Officer & Director of Operations
- Joined in January of 2015
- Over 30+ years of experience in operations, technology & security experience, including the Department of Defense and Financial Institutions

Seasoned Leadership
- Executive team has an average of over 26 years experience
- Colleagues understand the value of working together to deliver results

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Committed to Building Thriving Communities

20,000 HOURS

Volunteer community service hours. Over 2,000 of which was part of BHBT's paid time volunteer program.

300+ EMPLOYEES

Number of employees who volunteered their time to local charitable organizations.

$130,000 RAISED

Dollars raised by employees for community causes supporting over 34 nonprofits.

550+ ORGANIZATIONS

Number of organizations supported by the Bank.

* As measured over the past five years

BHB: Investment Summary•Long before COVID, we set out to build a balanced Bank that is not reliant on any one business, with a strong risk-focused credit culture, and a judicious approach to managing capital•Growing market share as our customer service differentiates us from our competition•Focusing on core earnings as we balance growth with profitability •Growing core deposits while reducing overall cost of funds•Adhering to a disciplined credit culture with historic low charge-off rates•Expanding non-interest income as a percentage of total revenue•Efficiently managing non-interest expenses while investing in infrastructure, digital platforms, Call Center, info security and operations•We have a talented team and firm culture in place to carry out our strategies in all economic environments8

2021 Achievements9 Customers, Culture and Team Delivering on Our Strategy Commitment to Shareholders•Successfully managed through COVID-19•Continued to make branches and services available for customers during the pandemic•Worked to ensure our employees had the tools necessary to effectively do their jobs which has allowed our organization to persevere•Successfully supported our customers and business communities through SBA PPP relief programs and other loan modification arrangementsFocused on: •Core relationship customer growth•Non-interest income expansion •Reduction in non-interest expenses •Decrease in overall cost of funds •Several major technology improvements including digital platform, cyber security, call center•Major ATM Improvements•Prudently continue to put capital and resources to work with the most benefit to shareholders•Maintained dividend despite market uncertainty•Preserved capital as prudent risk management avoided the need for unplanned reservesResults: •10% Commercial loan growth, excluding PPP•Fee income as a percentage of revenue increased to 29% in 2021 compared to 27% in 2020•3,374 total new net deposit accounts originated in 2021•Grew AUM to $2.5 billion in our wealth management business

SBA PPP Loan Update10•Originated $67.7 million in Round 2 PPP Loans in 2021•$6 million in income generated in 2021 by the Round 1 & 2 PPP Programs•$7 million in PPP Balances with a Net Fee of $219 thousand remaining at the end of 2021•Remaining PPP Balances expected to be forgiven by the end of Q1-2022

Diversification and Growth of Fee Income•Continue to expand and diversify fee income •Trust & Wealth Income up 13% in 2021•Customer Service Fees up 17% in 202111Numbers in $ millions unless otherwise noted

Prudent Balance Sheet Management12 Liquidity Interest Rate Risk (IRR) Positioning & Modeling Enhancements•Grew total deposits by 5% in 2021•Opened 16,041 deposit accounts in 2021•Further reduced loan-to-deposit ratio from 88% in Q4 2020 to 83% in Q4 2021•Continued Reduction in Wholesale Borrowings•The Bank remains relatively asset sensitive •Enhanced and expanded our use of models within the organization, strengthening various ALM assumptions and testing methods

Loans –Focus on Profitability 13(in thousands)•Continue to prudently evaluate our loan portfolio mix & strategy, currently pushing most residential mortgage product through secondary market platform, allowing stronger growth in commercial loans•Excluding PPP loans, total commercial loan growth increased 10% in 2021

Strong Credit-Oriented Culture

- All loans with COVID-19-related deferrals have resumed regularly scheduled P&I payments.
- Net Recoveries were achieved in Q4-2021, with declining levels of non-performing loans.
- Continuing to maintain $0 in Bank-owned Real Estate (OREO) from foreclosure activity.
- With CECL adoption, Q4 2021 ACL / Total Loans ratio was 0.90% vs. pre-CECL Q4 2020 of 0.74%
- During 2021, the Bank continued loan-level stress testing on more than 60% of the commercial balances outstanding:
    - All Hospitality loans over $250M
    - All loans included in the Bank's Top 50 relationships
    - All criticized/classified relationships of $1MM or more
    - Other targeted subsets, including restaurant industry loans, seasonal loans, and community banking loans that had operated under deferrals


Total Non-performing Loans / Gross Loans
(in thousands)
2,800,000
2,750,000
2,700,000
2,650,000
2,600,000
2,550,000
2,500,000
2,450,000
2,400,000
2,350,000
1.39%
1.47%
1.05%
0.98%
1.31%
1.17%
0.86%
0.73%
0.81%
Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021
Gross Loans
Delinquencies
Nonaccrual Loans
Delinquent & Nonaccrual Loans as a % of Gross Loans

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Asset Quality Metrics15(in thousands)(in thousands)(in thousands) NCOsNCOs/Average Loans NPLsNPLs/Total Loans (period end) ACLACL/Total Loans (period end)

Deposits –Growing Core•Continued focus and strong execution on moving to lower cost core deposits•Y-o-Y reduction of time deposits from 24% to 14% of total deposits•Non-interest bearing deposits increased from 19% to 22% of total deposits16(in thousands)

Investor Relations Contact Information

Visit our Website
www.barharbor.bank/shareholder-relations

Contact by Email
investorrelations@barharbor.bank

Contact by Phone
(207) 288-2637

Write to us at
Bar Harbor Bankshares
Attn: Investor Relations
PO Box 400
Bar Harbor, ME 04609-0400

Connect with us on Social Media

Facebook
@BHBTsocial

LinkedIn
Bar Harbor Bank & Trust

Twitter
@barharborbank

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Historical Financial Performance

BAR HARBOR BANKSHARES

Dollar values in millions, except per share amounts or otherwise noted	For the Year Ended,				For the Quarter Ended,			
	2018Y	2019Y	2020Y	2021Y	2021Q1	2021Q2	2021Q3	2021Q4
Balance Sheet								
Total Assets	$3,608	$3,669	$3,724	$3,709	$3,730	$3,639	$3,738	$3,709
Total Loans	2,488	2,635	2,563	2,532	2,551	2,516	2,534	2,532
Total Deposits	2,483	2,696	2,906	3,049	2,651	2,695	2,935	3,049
Capital								
Total Equity	$371	$396	$407	$424	$405	$414	$418	$424
Tang. Common Equity / Tang. Assets	7.51%	7.60%	7.90%	8.32%	7.73%	8.22%	8.08%	8.32%
Tier 1 Leverage Ratio	8.53%	8.13%	8.12%	8.66%	8.27%	8.36%	8.54%	8.66%
Total Risk-Based Capital Ratio	14.23%	13.61%	13.56%	14.32%	13.83%	13.96%	14.12%	14.32%
Earnings & Profitability								
Net Income	$33.0	$22.6	$32.2	$39.3	$9.0	$9.1	$11.0	$9.8
Core ROAA	0.99%	0.82%	0.93%	1.10%	1.11%	1.01%	1.16%	1.07%
Core ROAE	9.79%	7.65%	8.68%	9.87%	10.14%	9.14%	10.39%	9.60%
Net Interest Margin	2.87%	2.77%	2.97%	2.88%	2.78%	2.67%	2.75%	2.79%
Efficiency Ratio	59.27%	64.95%	61.71%	61.29%	61.95%	63.45%	59.18%	60.74%
Asset Quality								
NPLs / Loans	0.73%	0.65%	0.48%	0.40%	0.55%	0.54%	0.48%	0.40%
NPAs / Assets	0.57%	0.42%	0.33%	0.27%	0.38%	0.37%	0.33%	0.27%
Reserves / Loans	0.56%	0.66%	0.74%	0.90%	0.93%	0.91%	0.89%	0.90%
NCOs / Average Loans	0.05%	0.03%	0.07%	0.01%	0.03%	0.01%	0.03%	-0.02%
Yield and Cost								
Yield on Earning Assets	4.00%	4.14%	3.87%	3.33%	3.46%	3.24%	3.41%	3.10%
Cost of Interest Bearing Deposits	0.98%	1.27%	0.78%	0.36%	0.51%	0.45%	0.27%	0.24%
Cost of Total Interest Bearing Liabilities	1.31%	1.61%	0.96%	0.59%	0.72%	0.66%	0.50%	0.41%

Market Information			
Current Stock Price	$28.93	Price / BV	102%
52 Week High	$32.94	Price / TBV	146%
52 Week Low	$21.26	Price / LTM EPS	11.08x
Market Capitalization	$434.0	Dividend Yield	3.32%

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Non-GAAP to GAAP Reconciliations

Dollar values in thousands, except per share amounts or otherwise noted		2020Q4	2021Q1	2021Q2	2021Q3	2021Q4	YTD 2021
GAAP net income		8,640	9,480	9,025	11,028	9,766	39,299
Plus (less):							
Gain sale of securities, net		(3,959)	-	(50)	(1,930)	(890)	(2,870)
(Gain) loss on sale of fixed assets, net		(122)	8	1	(146)	515	378
Loss on other real estate owned		(11)	-	-	-	-	-
Loss on debt extinguishment		-	-	-	1,768	1,083	2,851
Acquisition, restructuring and other expenses		4,849	889	552	318	(92)	1,667
Income tax expense[1]		(179)	(213)	(119)	(2)	(144)	(479)
Total core earnings[2]	(A)	**$ 9,218**	**$ 10,164**	**$ 9,409**	**$ 11,036**	**$ 10,238**	**$ 40,846**
Net-interest income	(B)	$25,362	$23,422	$22,754	$25,582	$23,815	95,573
Plus: Non-interest income		14,723	10,248	9,505	11,350	11,158	42,261
Total Revenue		40,085	33,670	32,259	36,932	34,973	137,834
Plus: Gain on sale of securities, net		(3,959)	-	(50)	(1,930)	(890)	(2,870)
Total core revenue[2]	(C)	**$36,126**	**$33,670**	**$32,209**	**$35,002**	**$34,083**	**134,964**
Total non-interest expense		27,816	22,491	21,724	23,372	22,921	90,508
Less: Gain (loss) on sale of premises and equipment, net		122	(8)	(1)	146	(515)	(378)
Less: Loss on other real estate owned		11	-	-	-	-	-
Less: Loss on debt extinguishment		-	-	-	(1,768)	(1,083)	(2,851)
Less: Acquisition, restructuring and other expenses		(4,849)	(889)	(552)	(318)	92	(1,667)
Core non-interest expense[2]	(D)	**$23,100**	**$21,594**	**$21,171**	**$21,432**	**$21,415**	**85,612**

[1]Assumes a marginal tax rate of 23.71%.
[2]Non-GAAP financial measure.
[3]Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.

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Non-GAAP to GAAP Reconciliations (continued)211Assumes a marginal tax rate of 23.71%.2Non-GAAP financial measure.3Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided bycore revenue on a fully taxable equivalent basis. Averages Total average earning assets(E)$3,388$3,359$3,398$3,412$3,440$3,373 Total average assets (F)3,756 3,717 3,746 3,764 3,764 3,718 Total average shareholders equity (G)408 407 413 421 423 414 Performance ratios GAAP return on assets 0.92%1.03%0.97%1.16%1.02%1.06%Core return on assets2(A/F)0.98%1.11%1.01%1.16%1.07%1.10%GAAP return on equity 8.42%9.45%8.77%10.38%9.16%9.50%Core return on equity2(A/G)8.99%10.14%9.14%10.39%9.60%9.87%Efficiency ratio2,3(D-O-Q)/(C+N)61.98%61.95%63.45%59.18%60.74%61.29%Net interest margin(B+P)/E3.02%2.88%2.74%3.02%2.79%2.88%Supplementary DataTaxable equivalent adjustment for efficiency ratio(N)$542$595$586$576$573$2,330 Franchise taxes included in non-interest expense(O)117 125 128 143 132 528 Tax equivalent adjustment for net interest margin(P)396 433 430 421 369 1,653 Intangible amortization(Q)256 241 233 233 233 940 Dollar values in thousands, except per share amounts or otherwise noted2020Q42021Q12021Q22021Q32021Q4YTD 2021

Interest Rate Risk Analysis22On a quarterly basis, the company measures and reports NII and EVE at risk to isolate the change in income and value related solely to interest-earning assets and interest-bearing liabilities. The NII analysis below shows the impact of instantaneous parallel shifts in the market yield curve for a period of one year while EVE shows a liquidation calculation over the same shifts in the curve.Change in ChangeChangeChange in ChangeChangeInterest RatesNIINIIInterest RatesEVEEVE(basis points)($ millions)( % )(basis points)($ millions)( % )+40032.16 33.90%+40094.40 24.05%+30025.02 26.40%+30081.42 20.75%+20017.32 18.30%+20059.83 15.25%+1008.75 9.20%+10029.91 7.62%-100(3.83) -4.04%-100(111.62) -28.44%As Of December 31, 2021As Of December 31, 2021 -10.00%-5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% (10.00) (5.00) - 5.00 10.00 15.00 20.00 25.00 30.00 35.00+400+300+200+100-100NII Impact $ Change NII % Change NII -40.00%-30.00%-20.00% -10.00% 0.00% 10.00% 20.00% 30.00% (150.00) (100.00) (50.00) - 50.00 100.00 150.00+400+300+200+100-100EVE Impact $ Change EVE % Change EVE